Exhibit 10.6

SEVENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of October 11, 2019

Between:

PENNYMAC CORP., as a Seller

and

PENNYMAC OPERATING PARTNERSHIP, L.P., as a Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

The Parties have agreed to amend the Master Repurchase Agreement dated October 14, 2016 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 23, 2017, the Second Amendment to Master Repurchase Agreement dated October 13, 2017, the Third Amendment to Master Repurchase Agreement dated October 13, 2017, the Fourth Amendment to Master Repurchase Agreement dated July 26, 2018, the Fifth Amendment to Master Repurchase Agreement dated October 12, 2018 and the Sixth Amendment to Master Repurchase Agreement dated July 23, 2019 (the “Amended MRA”) and as amended hereby and as further supplemented, amended or restated from time to time (the “MRA”)), to extend the latest Termination Date, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment have the same meanings here as there.

1.	Definitions; Interpretation

The following definition is amended to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that Sellers designate as the Termination Date by written notice given to Buyer at least sixty (60) days (or, if Section 8(d) is applicable, thirty (30) days) before such date, (ii) if a Change in Executive Management has occurred, the Business Day, if any, that Buyer designates as the Termination Date by written notice given to Sellers at least ninety (90) days before such date, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i), and (iv) October 9, 2020.

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As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:		/s/ Lindsay R. Schelstrate
Lindsay R. Schelstrate
Authorized Officer

PennyMac Corp.

By:		/s/ Pamela Marsh
Pamela Marsh
Senior Managing Director and Treasurer

PennyMac OPERATING PARTNERSHIP, L.P.
By:		PennyMac GP OP, Inc.,
its general partner

	By:	/s/ Pamela Marsh
Pamela Marsh
Senior Managing Director and Treasurer